OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21507

Evergreen Utilities and High Income Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices)  (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

Item 1 - Reports to Stockholders.

Evergreen Utilities and High Income Fund

table of contents
1	LETTER TO SHAREHOLDERS
3	FINANCIAL HIGHLIGHTS
4	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	STATEMENT OF CASH FLOWS
23	NOTES TO FINANCIAL STATEMENTS
37	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
38	ADDITIONAL INFORMATION
39	AUTOMATIC DIVIDEND REINVESTMENT PLAN
40	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

October 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Utilities and High Income Fund for the twelve-month period ended August 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied in April after their March 9th lows, led by international and small cap stocks. Signs of stability emerged in the corporate credit markets as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given that economic reports continue to display data that is simply “less bad” than the previous depths of the recession.

Employment trends in the United States remain troublesome. Personal incomes, induced by the stimulus, jumped in May but were flat in July. Also in July, spending rose 0.2% as the Cash for Clunkers program spurred demand, potentially reducing consumption growth in the months ahead. The Institute for Supply Management’s (ISM’s) manufacturing index surged to 52.9 in August from 48.9 in July, suggesting that the manufacturing sector (representing approximately 20% of economic output) is recovering as auto makers resume production and businesses add to inventories. The much larger services sector, though, remains sluggish, as measured by August’s 48.4 reading in the ISM’s nonmanufacturing report. And the unemployment rate rose to 9.7% in August as the economy lost 216,000 jobs, bringing the total recession-induced employment contraction to 7.4 million. Until we see stabilization in homes prices and

LETTER TO SHAREHOLDERS continued

employment, we believe it is unlikely that catalysts for growth such as personal consumption and business investment will be able to propel the economy beyond anything other than “below potential” over the next several quarters. In this challenging environment, the Federal Reserve Board faces a difficult choice: raising interest rates too soon risks stalling the recovery; but waiting too long risks inflation.

During a volatile period in the stock and bond markets, the investment managers of Evergreen Utilities and High Income Fund maintained their emphasis on the pursuit of a high level of current income and moderate capital growth for investors. The managers sought to keep this closed-end fund well-diversified with exposures to common stocks and convertible securities of utilities companies and to high yield corporate bonds.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy that seeks to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended August 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of period	$17.50	$24.05	$23.16	$25.43	$19.76

Income from investment operations
Net investment income (loss)	0.97 [1]	2.49 [1]	2.81 [1]	4.07 [1]	1.80
Net realized and unrealized gains or losses on investments	(5.29)	(4.18)	2.37	(0.51)	5.64
Distributions to preferred shareholders from[1]
Net investment income	0	(0.33)	(0.30)	(0.39)	(0.15)
Net realized gains	0	0	(0.20)	(0.02)	(0.04)

Total from investment operations	(4.32)	(2.02)	4.68	3.15	7.25

Distributions to shareholders from
Net investment income	(1.00)	(2.76)	(3.79)	(2.76)	(1.58)
Net realized gains	0	(1.77)	0	(2.67)	0
Tax basis return of capital	(0.80)[1]	0	0	0	0

Total distributions to common shareholders	(1.80)	(4.53)	(3.79)	(5.43)	(1.58)

Offering costs charged to capital for preferred shares	0	0	0	0.01 [1,2]	0

Net asset value, end of period	$11.38	$17.50	$24.05	$23.16	$25.43

Market value, end of period	$12.49	$21.02	$27.30	$23.50	$22.21

Total return based on market value[3]	(30.46)%	(7.86)%	34.05%	35.89%	31.00%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$103,687	$156,384	$209,066	$195,955	$250,826
Liquidation value of preferred shares, end of period (thousands)	N/A	N/A	$80,000	$80,000	$80,000
Asset coverage ratio, end of period	N/A	N/A	360%	341%	406%
Ratios to average net assets
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	2.25%	1.89%	1.42%	1.70%	1.49%
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	3.44%	1.92%	1.42%	1.70%	1.54%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.55%	1.37%	1.20%	1.39%	1.19%
Interest expense	0.70%	0.52%	0.22%	0.31%	0.30%
Net investment income (loss)[4]	8.75%	10.33%	9.41%	16.00%	8.50%
Portfolio turnover rate	137%	153%	117%	122%	126%

1	Calculated based on average common shares outstanding during the period.
2	Amount represents a refund of certain preferred share offering expenses.
3

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reporting. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4	The net investment income (loss) ratio reflects distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

August 31, 2009

	Principal Amount	Value

CORPORATE BONDS 27.7%
CONSUMER DISCRETIONARY 3.7%
Auto Components 0.7%
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	$395,000	$296,250
Goodyear Tire & Rubber Co.:
7.86%, 08/15/2011	140,000	140,000
8.625%, 12/01/2011	25,000	25,375
9.00%, 07/01/2015	25,000	25,500
10.50%, 05/15/2016	60,000	64,350
FRN, 5.01%, 12/01/2009	125,000	125,156

		676,631

Diversified Consumer Services 0.1%
Carriage Services, Inc., 7.875%, 01/15/2015	145,000	131,225
Service Corporation International, 6.75%, 04/01/2015	10,000	9,525

		140,750

Food Products 0.0%
Tyson Foods, Inc., 10.50%, 03/01/2014	5,000	5,600

Hotels, Restaurants & Leisure 0.7%
Boyd Gaming Corp.:
7.125%, 02/01/2016	45,000	37,688
7.75%, 12/15/2012	15,000	14,850
Caesars Entertainment, Inc., 7.875%, 03/15/2010	95,000	92,150
Hyatt Hotels Corp., 6.875%, 08/15/2019 144A	125,000	127,700
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010 + •	145,000	64,525
MGM MIRAGE, 11.125%, 11/15/2017 144A	40,000	43,500
Pinnacle Entertainment, Inc., 8.75%, 10/01/2013	10,000	10,350
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	7,000	7,105
Seneca Gaming Corp., 7.25%, 05/01/2012	5,000	4,725
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	130,000	92,950
Speedway Motorsports, Inc., 8.75%, 06/01/2016 144A	65,000	67,275
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	165,000	165,000

		727,818

Household Durables 0.9%
D.R. Horton, Inc.:
6.00%, 04/15/2011	15,000	15,000
9.75%, 09/15/2010	270,000	280,800
Hovnanian Enterprises, Inc., 11.50%, 05/01/2013	10,000	9,725
Lennar Corp.:
5.125%, 10/01/2010	220,000	217,800
12.25%, 06/01/2017 144A	5,000	5,800
Libbey, Inc., FRN, 8.26%, 06/01/2011	110,000	90,887
Meritage Homes Corp.:
6.25%, 03/15/2015	65,000	56,225
7.00%, 05/01/2014	170,000	150,450

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables continued
Newell Rubbermaid, Inc., 10.60%, 04/15/2019	$45,000	$52,506
Sealy Corp., 10.875%, 04/15/2016 144A	15,000	16,200

		895,393

Internet & Catalog Retail 0.1%
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016	60,000	57,900

Media 0.7%
CBS Corp., 8.875%, 05/15/2019	60,000	64,637
Charter Communications, Inc., Step Bond:
10.00%, 04/30/2012 144A ††	90,000	91,125
10.875%, 09/15/2014 144A ††	375,000	408,750
CSC Holdings, Inc., 7.625%, 04/01/2011	80,000	81,400
DirectTV Holdings, LLC, 7.625%, 05/15/2016	10,000	10,575
Dish DBS Corp., 7.875%, 09/01/2019 144A	5,000	4,956
Interpublic Group of Companies, Inc., 10.00%, 07/15/2017 144A	15,000	15,750
Lamar Media Corp.:
6.625%, 08/15/2015	10,000	9,000
7.25%, 01/01/2013	35,000	33,862
9.75%, 04/01/2014 144A	5,000	5,325
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	25,000	20,688
WMG Acquisition Corp., 9.50%, 06/15/2016 144A	5,000	5,269

		751,337

Multiline Retail 0.0%
Federated Retail Holdings, Inc., 5.90%, 12/01/2016	5,000	4,433

Specialty Retail 0.2%
American Achievement Corp., 8.25%, 04/01/2012 144A	240,000	236,400

Textiles, Apparel & Luxury Goods 0.3%
Oxford Industries, Inc., 11.375%, 07/15/2015	195,000	203,775
Visant Corp., 7.625%, 10/01/2012	135,000	136,350

		340,125

CONSUMER STAPLES 0.6%
Food Products 0.3%
Del Monte Foods Co.:
6.75%, 02/15/2015	5,000	4,875
8.625%, 12/15/2012	160,000	164,200
Smithfield Foods, Inc., 7.00%, 08/01/2011	115,000	108,675
Tyson Foods, Inc., 7.85%, 04/01/2016	35,000	34,738

		312,488

Tobacco 0.3%
Altria Group, Inc., 10.20%, 02/06/2039	215,000	288,869

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY 5.3%
Energy Equipment & Services 1.5%
Bristow Group, Inc., 7.50%, 09/15/2017	$240,000	$228,000
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	365,000	262,800
GulfMark Offshore, Inc., 7.75%, 07/15/2014	225,000	214,875
Hornbeck Offshore Services, Inc.:
8.00%, 09/01/2017 144A	270,000	266,963
Ser. B, 6.125%, 12/01/2014	250,000	230,000
Parker Drilling Co., 9.625%, 10/01/2013	104,000	102,440
PHI, Inc., 7.125%, 04/15/2013	160,000	149,200
Pride International, Inc., 8.50%, 06/15/2019	100,000	105,500

		1,559,778

Oil, Gas & Consumable Fuels 3.8%
Arch Coal, Inc., 8.75%, 08/01/2016 144A	35,000	35,175
Chesapeake Energy Corp.:
6.875%, 01/15/2016	569,000	524,902
9.50%, 02/15/2015	145,000	148,625
El Paso Corp.:
7.42%, 02/15/2037	240,000	203,145
12.00%, 12/12/2013	45,000	51,300
Encore Acquisition Co., 6.00%, 07/15/2015	185,000	160,025
Exco Resources, Inc., 7.25%, 01/15/2011	125,000	123,125
Ferrellgas Partners, LP, 8.75%, 06/15/2012	50,000	49,500
Forest Oil Corp.:
7.25%, 06/15/2019	120,000	113,400
8.50%, 02/15/2014 144A	75,000	75,750
Frontier Oil Corp., 6.625%, 10/01/2011	160,000	160,000
Holly Corp., 9.875%, 06/15/2017 144A	85,000	85,212
Newfield Exploration Co., 6.625%, 04/15/2016	75,000	72,000
Nustar Logistics, LP, 7.65%, 04/15/2018	220,000	235,346
Peabody Energy Corp.:
5.875%, 04/15/2016	315,000	291,375
7.875%, 11/01/2026	210,000	198,450
Penn Virginia Corp., 10.375%, 06/15/2016	30,000	31,725
Petrohawk Energy Corp.:
7.875%, 06/01/2015	155,000	151,125
10.50%, 08/01/2014 144A	60,000	64,500
Plains Exploration & Production Co., 7.625%, 06/01/2018	195,000	185,250
Range Resources Corp., 8.00%, 05/15/2019	15,000	15,375
Sabine Pass LNG, LP:
7.25%, 11/30/2013	280,000	242,200
7.50%, 11/30/2016	110,000	89,650
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	10,000	9,100
Southwestern Energy Co., 7.50%, 02/01/2018 144A	80,000	80,900

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Tesoro Corp.:
6.25%, 11/01/2012	$50,000	$48,000
6.50%, 06/01/2017	55,000	48,675
9.75%, 06/01/2019	65,000	66,138
Valero Energy Corp., 6.875%, 07/15/2012	125,000	129,344
Williams Cos.:
7.125%, 09/01/2011	130,000	137,317
8.125%, 03/15/2012	95,000	102,094
8.75%, 01/15/2020	10,000	11,372

		3,940,095

FINANCIALS 4.4%
Capital Markets 0.1%
E*TRADE Financial Corp.:
12.50%, 11/30/2017	8,000	8,140
12.50%, 11/30/2017 144A	56,000	56,980

		65,120

Consumer Finance 2.9%
Calpine Construction Finance Corp., 8.00%, 06/01/2016 144A	5,000	5,000
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	635,000	632,748
9.75%, 09/15/2010	155,000	156,537
GMAC, LLC:
6.75%, 12/01/2014 144A	36,000	29,880
6.875%, 09/15/2011 144A	76,000	70,870
6.875%, 08/28/2012 144A	351,000	308,880
8.00%, 12/31/2018 144A	101,000	74,488
8.00%, 11/01/2031 144A	275,000	215,187
International Lease Finance Corp.:
4.375%, 11/01/2009	70,000	69,217
4.55%, 10/15/2009	30,000	29,754
4.75%, 01/13/2012	65,000	53,391
4.875%, 09/01/2010	45,000	42,141
5.125%, 11/01/2010	60,000	56,402
JBS USA Finance, Inc., 11.625%, 05/01/2014 144A	250,000	263,750
NiSource Finance Corp., 10.75%, 03/15/2016	300,000	351,778
Sprint Capital Corp.:
6.875%, 11/15/2028	620,000	454,150
7.625%, 01/30/2011	160,000	161,000

		2,975,173

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financial Services 0.7%
CapitalSource, Inc., 12.75%, 07/15/2014 144A	$90,000	$87,750
Citigroup, Inc., 8.50%, 05/22/2019	45,000	49,271
Leucadia National Corp.:
7.00%, 08/15/2013	130,000	129,350
7.125%, 03/15/2017	230,000	212,175
8.125%, 09/15/2015	313,000	308,305

		786,851

Real Estate Investment Trusts (REITs) 0.6%
Host Hotels & Resorts, Inc., 7.125%, 11/01/2013	95,000	92,387
Host Marriott Corp., 9.00%, 05/15/2017 144A	30,000	30,750
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	195,000	183,300
Ventas, Inc.:
6.75%, 04/01/2017	67,000	63,315
7.125%, 06/01/2015	196,000	188,160
9.00%, 05/01/2012	65,000	68,413

		626,325

Thrifts & Mortgage Finance 0.1%
Residential Capital, LLC, 8.50%, 05/15/2010	120,000	105,600

HEALTH CARE 1.2%
Health Care Equipment & Supplies 0.1%
Biomet, Inc., 10.375%, 10/15/2017	50,000	52,375
Universal Hospital Services, Inc., 8.50%, 06/01/2015	12,000	11,640

		64,015

Health Care Providers & Services 1.0%
Apria Healthcare Group:
11.25%, 11/01/2014 144A	65,000	67,275
12.375%, 11/01/2014 144A	40,000	40,700
Cigna Corp., 8.50%, 05/01/2019	60,000	65,962
HCA, Inc.:
8.50%, 04/15/2019 144A	250,000	254,375
9.25%, 11/15/2016	400,000	406,000
9.625%, 11/15/2016	129,000	130,613
Omnicare, Inc., 6.125%, 06/01/2013	195,000	182,325

		1,147,250

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc.:
7.50%, 08/15/2013	15,000	15,075
8.00%, 09/15/2016 144A	40,000	40,900

		55,975

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 2.5%
Aerospace & Defense 1.3%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	$160,000	$153,600
Hexcel Corp., 6.75%, 02/01/2015	130,000	122,200
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	976,000	917,440
6.375%, 10/15/2015	135,000	127,913

		1,321,153

Commercial Services & Supplies 0.6%
Allied Waste North America, Inc., 6.875%, 06/01/2017	5,000	5,220
Browning-Ferris Industries, Inc., 9.25%, 05/01/2021	225,000	252,241
Clean Harbors, Inc., 7.625%, 08/15/2016 144A	15,000	15,113
Corrections Corporation of America:
6.25%, 03/15/2013	60,000	58,950
6.75%, 01/31/2014	35,000	34,212
7.75%, 06/01/2017	100,000	99,250
DigitalGlobe, Inc., 10.50%, 05/01/2014 144A	25,000	26,375
Geo Group, Inc., 8.25%, 07/15/2013	60,000	60,000
Mobile Mini, Inc., 6.875%, 05/01/2015	115,000	102,350

		653,711

Machinery 0.5%
Commercial Vehicle Group, Inc, 11.00%, 02/15/2013 144A	435,000	364,856
CPM Holdings, Inc., 10.625%, 09/01/2014 144A	125,000	126,875

		491,731

Trading Companies & Distributors 0.1%
United Rentals North America, Inc.:
6.50%, 02/15/2012	85,000	82,025
10.875%, 06/15/2016 144A	5,000	5,125

		87,150

INFORMATION TECHNOLOGY 1.0%
Communications Equipment 0.1%
EchoStar Corp.:
6.625%, 10/01/2014	15,000	14,287
7.75%, 05/31/2015	40,000	39,400

		53,687

Electronic Equipment, Instruments & Components 0.8%
Anixter International, Inc., 10.00%, 03/15/2014	190,000	197,125
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	165,000	149,737
Jabil Circuit, Inc., 8.25%, 03/15/2018	425,000	420,750
Sanmina-SCI Corp., 8.125%, 03/01/2016	65,000	56,388

		824,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
Internet Software & Services 0.1%
Terremark Worldwide, Inc., 12.00%, 06/15/2017 144A	$115,000	$121,469

Semiconductors & Semiconductor Equipment 0.0%
National Semiconductor Corp., 6.60%, 06/15/2017	45,000	41,542

MATERIALS 2.4%
Chemicals 0.8%
Dow Chemical Co., 8.55%, 05/15/2019	105,000	114,563
Huntsman, LLC, 7.375%, 01/01/2015	35,000	30,275
Koppers Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	265,000	253,075
Mosaic Co.:
7.30%, 01/15/2028	365,000	342,187
7.625%, 12/01/2016 144A	58,000	62,495
Nalco Holding Co., 8.25%, 05/15/2017 144A	5,000	5,250

		807,845

Construction Materials 0.4%
CPG International, Inc.:
10.50%, 07/01/2013	140,000	100,800
FRN, 7.87%, 07/01/2012	60,000	43,200
CRH America, Inc., 8.125%, 07/15/2018	185,000	199,249
Texas Industries, Inc., 7.25%, 07/15/2013	135,000	126,900

		470,149

Containers & Packaging 0.2%
Ball Corp., 7.125%, 09/01/2016	15,000	15,075
Exopack Holding Corp., 11.25%, 02/01/2014	225,000	205,875
Silgan Holdings, Inc., 7.25%, 08/15/2016 144A	40,000	39,800

		260,750

Metals & Mining 0.4%
AK Steel Corp., 7.75%, 06/15/2012	40,000	40,150
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	260,000	271,351
8.375%, 04/01/2017	70,000	73,077

		384,578

Paper & Forest Products 0.6%
Clearwater Paper Corp., 10.625%, 06/15/2016 144A	95,000	102,244
Georgia Pacific Corp.:
8.125%, 05/15/2011	120,000	123,900
8.25%, 05/01/2016 144A	5,000	5,075
8.875%, 05/15/2031	25,000	24,000
International Paper Co., 9.375%, 05/15/2019	325,000	365,801

		621,020

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES 2.4%
Diversified Telecommunication Services 1.2%
Citizens Communications Co.:
7.875%, 01/15/2027	$205,000	$178,350
9.25%, 05/15/2011	130,000	137,475
FairPoint Communications, Inc., 13.125%, 04/01/2018	55,000	10,175
Frontier Communications Corp., 8.25%, 05/01/2014	140,000	139,650
Qwest Corp.:
7.50%, 06/15/2023	125,000	106,875
7.875%, 09/01/2011	55,000	56,375
8.875%, 03/15/2012	570,000	589,950

		1,218,850

Wireless Telecommunication Services 1.2%
CC Holdings GS V, LLC, 7.75%, 05/01/2017 144A	5,000	5,075
Centennial Communications Corp., 8.125%, 02/01/2014	360,000	361,800
Cricket Communications, Inc.:
7.75%, 05/15/2016 144A	105,000	102,375
9.375%, 11/01/2014	10,000	9,475
MetroPCS Communications, Inc., 9.25%, 11/01/2014	225,000	221,906
Sprint Nextel Corp.:
Ser. D, 7.375%, 08/01/2015	225,000	193,219
Ser. E, 6.875%, 10/31/2013	365,000	328,500

		1,222,350

UTILITIES 4.2%
Electric Utilities 2.7%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	300,000	325,442
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	794,000	901,740
CMS Energy Corp., 8.50%, 04/15/2011	65,000	67,302
Energy Future Holdings Corp., 11.25%, 11/01/2017	203,500	125,153
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	440,746	442,950
Mirant North America, LLC, 7.375%, 12/31/2013	170,000	164,050
NRG Energy, Inc.:
7.375%, 02/01/2016	240,000	230,100
8.50%, 06/15/2019	145,000	141,737
Orion Power Holdings, Inc., 12.00%, 05/01/2010	397,000	411,887
Public Service Company of New Mexico, 7.95%, 04/01/2015	15,000	15,020

		2,825,381

Gas Utilities 0.3%
National Fuel Gas Co., 8.75%, 05/01/2019	235,000	272,051

Independent Power Producers & Energy Traders 0.8%
AES Corp.:
8.00%, 06/01/2020	5,000	4,700
8.875%, 02/15/2011	95,000	98,325

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Independent Power Producers & Energy Traders continued
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	$120,000	$118,800
7.125%, 05/15/2018	60,000	40,200
RRI Energy, Inc.:
6.75%, 12/15/2014	426,000	428,130
7.625%, 06/15/2014	155,000	142,600
7.875%, 06/15/2017	30,000	26,775

		859,530

Multi-Utilities 0.4%
Ameren Corp., 8.875%, 05/15/2014	20,000	21,797
CMS Energy Corp., 8.75%, 06/15/2019	20,000	21,322
PNM Resources, Inc., 9.25%, 05/15/2015	60,000	58,500
Texas-New Mexico Power Co., 9.50%, 04/01/2019 144A	270,000	315,973

		417,592

Total Corporate Bonds (cost $27,653,476)		28,718,465

YANKEE OBLIGATIONS – CORPORATE 3.1%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd.:
9.125%, 04/15/2018 144A	5,000	5,287
9.125%, 04/15/2018	15,000	15,900

		21,187

ENERGY 0.4%
Oil, Gas & Consumable Fuels 0.4%
Connacher Oil & Gas, Ltd.:
10.25%, 12/15/2015 144A	60,000	42,600
11.75%, 07/15/2014 144A	50,000	51,000
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A	459,000	245,565
OPTI Canada, Inc., 7.875%, 12/15/2014	110,000	70,950
Petroleum Company of Trinidad & Tobago, Ltd., 9.75%, 08/14/2019 144A	15,000	16,369

		426,484

FINANCIALS 0.4%
Consumer Finance 0.0%
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A	5,000	4,575

Diversified Financial Services 0.4%
FMG Finance Property, Ltd.:
10.625%, 09/01/2016 144A	215,000	232,200
FRN, 4.67%, 09/01/2011 144A	15,000	15,075
Ship Finance International, Ltd., 8.50%, 12/15/2013	200,000	186,000

		433,275

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
INDUSTRIALS 0.8%
Road & Rail 0.8%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	$685,000	$609,650
9.375%, 05/01/2012	80,000	79,200
12.50%, 04/01/2016 144A	100,000	108,791

		797,641

MATERIALS 0.8%
Metals & Mining 0.7%
ArcelorMittal SA, 9.85%, 06/01/2019	165,000	188,774
Evraz Group SA:
8.875%, 04/24/2013	100,000	92,250
8.875%, 04/24/2013 144A	100,000	91,875
9.50%, 04/24/2018 144A	30,000	26,887
Novelis, Inc., 7.25%, 02/15/2015	94,000	76,610
Rio Tinto, Ltd., 9.00%, 05/01/2019	30,000	35,994
Teck Resources, Ltd.:
9.75%, 05/15/2014	25,000	27,125
10.75%, 05/15/2019	55,000	62,906
Vedanta Resources plc, 9.50%, 07/18/2018 144A	85,000	80,325

		682,746

Paper & Forest Products 0.1%
Cascades, Inc., 7.25%, 02/15/2013	95,000	90,013

TELECOMMUNICATION SERVICES 0.7%
Wireless Telecommunication Services 0.7%
Inmarsat, plc, Sr. Disc. Note, Step Bond, 10.375%, 11/15/2012 †	70,000	72,975
Intelsat, Ltd.:
8.50%, 01/15/2013	375,000	379,687
8.875%, 01/15/2015 144A	10,000	10,075
Vimpel Communications:
8.375%, 04/30/2013 144A	5,000	5,006
9.125%, 04/30/2018 144A	255,000	255,000

		722,743

UTILITIES 0.0%
Electric Utilities 0.0%
InterGen NV, 9.00%, 06/30/2017 144A	30,000	29,625

Total Yankee Obligations – Corporate (cost $3,098,418)		3,208,289

CONVERTIBLE DEBENTURES 0.4%
FINANCIALS 0.3%
Capital Markets 0.3%
E*TRADE Financial Corp., 0.00%, 08/31/2019 144A ¤	180,000	308,475

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal Amount	Value

CONVERTIBLE DEBENTURES continued
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.1%
Lucent Technologies, Inc., 2.875%, 06/15/2025	$70,000	$56,000

Total Convertible Debentures (cost $215,532)		364,475

	Shares	Value

COMMON STOCKS 63.9%
ENERGY 4.3%
Oil, Gas & Consumable Fuels 4.3%
El Paso Corp.	75,000	692,250
Southwestern Energy Co. *	30,000	1,105,800
Spectra Energy Corp.	100,000	1,882,000
Williams Cos.	50,000	822,000

		4,502,050

TELECOMMUNICATION SERVICES 9.5%
Diversified Telecommunication Services 7.9%
BCE, Inc.	16,000	393,120
France Telecom	50,000	1,274,727
Shenandoah Telecommunications Co. +	54,951	947,905
Tele2 AB, Ser. B	100,034	1,392,892
Telstra Corp., Ltd.	1,200,000	3,305,648
Windstream Corp.	100,000	857,000

		8,171,292

Wireless Telecommunication Services 1.6%
NTELOS Holdings Corp.	50,000	810,500
U.S. Cellular Corp. *	7,500	273,825
Vivo Participacoes SA, ADR	25,000	569,000

		1,653,325

UTILITIES 50.1%
Electric Utilities 35.8%
DPL, Inc.	125,000	3,096,250
Enel SpA	450,000	2,650,967
Exelon Corp.	70,000	3,501,400
FirstEnergy Corp.	25,000	1,128,250
Fortum Oyj	25,000	654,732
FPL Group, Inc.	60,000	3,370,800
Great Plains Energy, Inc.	350,000	6,132,000
Hera SpA	400,000	989,142
ITC Holdings Corp.	36,000	1,676,880
Maine & Maritimes Corp.	1,135	38,022
Northeast Utilities	271,900	6,468,501
Portland General Electric Co.	75,000	1,464,000
Scottish & Southern Energy plc	190,000	3,452,852

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Electric Utilities continued
Southern Co.	60,000	$1,872,000
TERNA SpA	175,000	645,117

		37,140,913

Independent Power Producers & Energy Traders 3.1%
Constellation Energy Group, Inc.	100,000	3,165,000

Multi-Utilities 4.4%
National Grid plc	250,000	2,409,869
Suez Environnement SA *	30,000	618,107
United Utilities Group plc	200,000	1,469,367
Wisconsin Energy Corp.	1,500	68,205

		4,565,548

Water Utilities 6.8%
American Water Works Co.	50,000	1,005,000
Pennichuck Corp. +	145,000	3,455,350
Pennon Group plc	300,000	2,240,589
Severn Trent plc	25,000	397,788

		7,098,727

Total Common Stocks (cost $65,060,538)		66,296,855

PREFERRED STOCKS 14.0%
UTILITIES 14.0%
Electric Utilities 14.0%
Dominion Resources Inc., Ser. A, 8.375%	75,000	2,018,341
Entergy Texas, Inc., 7.875%	188,082	5,031,193
Interstate Power & Light Co., Ser. C, 7.10%	297,700	7,487,155

Total Preferred Stocks (cost $14,498,566)		14,536,689

ESCROW SHARES 0.0%
Mirant Corp. Escrow * + ☐ (cost $0)	5,000,000	0

WARRANTS 0.0%
INDUSTRIALS 0.0%
Machinery 0.0%

Commercial Vehicle Group Inc., Expiring 02/15/2013 * + ☐ (cost $67,136)	10,205	45,615

CLOSED END MUTUAL FUND SHARES 0.2%
Dreyfus High Yield Strategies Fund, Inc.	20,689	67,860
Eaton Vance Limited Duration Income Trust	1,739	23,998
ING Prime Rate Trust	1,133	5,303
LMP Corporate Loan Fund, Inc.	1,677	15,462
New America High Income Fund, Inc.	9,121	74,245

Total Closed End Mutual Fund Shares (cost $121,004)		186,868

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal Amount	Value

LOANS 2.0%
CONSUMER DISCRETIONARY 0.4%
Ford Motor Co., FRN, 3.28%-3.51%, 12/16/2013	$123,211	$107,002
MGM Mirage, N/A, 10/03/2011 <	40,000	34,196
Newsday, LLC, 9.75%, 08/01/2013	245,000	251,390

		392,588

CONSUMER STAPLES 0.2%
Merisant Co., FRN, 3.76%, 01/11/2010	303,787	229,362

ENERGY 0.2%
Alon Krotz Springs, Inc., FRN:
12.75%, 07/03/2014	61,711	52,477
13.75%, 07/03/2014	27,109	23,068
Semgroup Energy Partners, FRN, 9.50%, 06/30/2011	155,000	148,365

		223,910

FINANCIALS 0.1%
Realogy Corp., FRN:
3.28%, 10/10/2013	136,486	107,109
3.31%, 10/10/2013	36,746	28,837

		135,946

HEALTH CARE 0.1%
HCA, Inc., FRN, 2.10%, 11/17/2012	105,765	98,313

INDUSTRIALS 0.2%
Clarke American Corp., FRN, 2.76%-3.10%, 06/30/2014	148,811	125,902
Neff Corp., FRN, 3.77%, 11/30/2014	705,000	126,900

		252,802

INFORMATION TECHNOLOGY 0.2%
Commercial Vehicle Group, Inc., FRN, 15.00%, 11/01/2012	182,112	159,326

MATERIALS 0.6%
LyondellBasell, FRN:
3.77%, 12/20/2014	47,896	23,256
4.02%, 12/20/2014	29,013	14,076
7.00%, 12/20/2014	125,901	61,077
1.50%-13.00%, 12/15/2009 <	240,966	250,785
5.81%-6.56%, 12/15/2009	240,728	226,284

		575,478

Total Loans (cost $2,563,959)		2,067,725

	Shares	Value

SHORT-TERM INVESTMENTS 5.4%
MUTUAL FUND SHARES 5.4%
Evergreen Institutional Money Market Fund, Class I, 0.18% q ø (cost $5,589,185)	5,589,185	5,589,185

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

Value

Total Investments (cost $118,867,814) 116.7%	$121,014,166
Other Assets and Liabilities (16.7%)	(17,327,468)

Net Assets 100.0%	$103,686,698

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

+	Security is deemed illiquid.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
††	The rate shown is the stated rate at the current period end.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

¤

Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from accretion of discount at acquisition.

*	Non-income producing security
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt
FRN	Floating Rate Note

The following table shows the percent of total long-term investments by geographic location as of August 31, 2009:

United States	78.1%
United Kingdom	8.8%
Italy	3.7%
Australia	3.1%
France	1.6%
Sweden	1.2%
Mexico	0.7%
Canada	0.7%
Finland	0.6%
Bermuda	0.5%
Brazil	0.5%
Luxembourg	0.3%
Ireland	0.2%

100.0%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of August 31, 2009 (unaudited):

A	0.1%
BBB	18.9%
BB	43.1%
B	24.5%
CCC	7.0%
Less than CCC	2.6%
NR	3.8%

100.0%

The following table shows the percent of total bonds based on effective maturity as of August 31, 2009 (unaudited):

Less than 1 year	9.1%
1 to 3 year(s)	17.4%
3 to 5 years	20.1%
5 to 10 years	44.5%
10 to 20 years	6.8%
20 to 30 years	2.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $113,278,629)	$115,424,981
Investments in affiliated issuers, at value (cost $5,589,185)	5,589,185

Total investments	121,014,166
Cash	1,159
Foreign currency, at value (cost $5,373,431)	5,426,482
Receivable for securities sold	1,746,391
Dividend and interest receivable	2,646,499
Premiums paid on credit default swap transactions	15,939
Receivable from investment advisor	1,200
Prepaid structuring fee (see Note 4)	456,623

Total assets	131,308,459

Liabilities
Dividends payable	1,002,015
Payable for securities purchased	3,810,347
Unrealized losses on credit default swap transactions	29,752
Premiums received on credit default swap transactions	4,699
Secured borrowing payable	22,004,969
Payable to investment advisor (see Note 4)	444,444
Due to other related parties	173
Accrued expenses and other liabilities	325,362

Total liabilities	27,621,761

Net assets	$103,686,698

Net assets represented by
Paid-in capital	$155,564,789
Overdistributed net investment income	(1,656,707)
Accumulated net realized losses on investments	(52,420,262)
Net unrealized gains on investments	2,198,878

Net assets	$103,686,698

Net asset value per share
Based on $103,686,698 divided by 9,109,231 common shares issued and outstanding (unlimited number of common shares authorized)	$11.38

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended August 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $418,546)	$6,350,586
Interest (net of foreign withholding taxes of $1,644)	4,559,016
Income from affiliated issuers	125,389
Securities lending	4,876

Total investment income	11,039,867

Expenses
Advisory fee	806,256
Administrative services fee	67,188
Transfer agent fees	30,421
Trustees’ fees and expenses	3,939
Printing and postage expenses	113,009
Custodian and accounting fees	71,687
Professional fees	84,219
Secured borrowing fees	1,568,452
Interest expense	700,756
Other	8,758

Total expenses	3,454,685
Less: Fee waivers and expense reimbursements	(1,195,249)

Net expenses	2,259,436

Net investment income	8,780,431

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(46,577,278)
Foreign currency related transactions	(269,019)
Written options	423,003
Credit default swap transactions	(49,494)

Net realized losses on investments	(46,472,788)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	(1,170,694)
Foreign currency related transactions	266,333
Written options	34,831
Credit default swap transactions	(32,234)

Net change in unrealized gains or losses on investments	(901,764)

Net realized and unrealized gains or losses on investments	(47,374,552)

Net decrease in net assets resulting from operations	$(38,594,121)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2009	2008

Operations
Net investment income	$8,780,431	$22,019,520
Net realized losses on investments	(46,472,788)	(7,738,597)
Net change in unrealized gains or losses on investments	(901,764)	(30,320,394)
Distribution to preferred shareholders from net investment income	0	(2,902,064)

Net decrease in net assets resulting from operations	(38,594,121)	(18,941,535)

Distributions to common shareholders from
Net investment income	(8,968,630)	(24,384,141)
Net realized gains	0	(15,510,502)
Tax basis return of capital	(7,286,854)	0

Total distributions to common shareholders	(16,255,484)	(39,894,643)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	2,152,562	6,154,409

Total decrease in net assets applicable to common shareholders	(52,697,043)	(52,681,769)
Net assets
Beginning of period	156,383,741	209,065,510

End of period	$103,686,698	$156,383,741

Overdistributed net investment income	$(1,656,707)	$(182,485)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

August 31, 2009

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(38,594,121)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(181,001,327)
Proceeds from sales of securities	238,443,767
Paydowns	126,207
Amortization	(592,134)
Credit default swap payments made	(18,947)
Cost of written options closed	(284,771)
Proceeds from premiums received on written options	508,667
Sale of short-term investment securities, net	27,202,230
Decrease in dividends and interest receivable	128,440
Decrease in receivable for investment securities sold	6,250,678
Decrease in receivable securities lending income	8,732
Increase in premiums paid on credit default swaps	(15,939)
Decrease in receivable from broker	570,514
Decrease in segregated cash	1,472,482
Increase in receivable from advisor	(1,200)
Decrease in payable for securities purchased	(3,166,620)
Decrease in payable for securities on loan	(18,176,478)
Decrease in premiums received on credit default swaps	(84,360)
Decrease in advisory fee payable	(14,341)
Decrease in due to other related parties payable	(1,162)
Increase in accrued expenses and other liabilities	112,767
Unrealized depreciation on investments	1,168,097
Amortization of prepaid structuring fee	265,934
Net realized loss on credit default swaps	49,494
Net gain on written options	(423,003)
Net realized loss on securities in unaffiliated issuers	46,577,278

Net cash provided by operating activities	80,510,884

Cash flows from financing activities:
Cash distributions paid on common shares	(15,156,711)
Payment to investment advisor for secured borrowing	(266,668)
Decrease in reverse repurchase agreements	(6,560,414)
Decrease in secured borrowing	(58,188,826)

Net cash used in financing activities	(80,172,619)

Net increase in cash	338,265

Cash (including foreign currency):
Beginning of period	$5,089,376

End of period	$5,427,641

Supplemental cash disclosure:
Cash paid for interest	$844,380

Non-cash financing activities not included herein consist of reinvestment dividends and distributions	$2,152,562

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through October 23, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed equity securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into

NOTES TO FINANCIAL STATEMENTS continued

consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the

NOTES TO FINANCIAL STATEMENTS continued

respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

g. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

h. Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added

NOTES TO FINANCIAL STATEMENTS continued

to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

i. Interest rate swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into interest rate swap contracts for hedging purposes to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

The value of the swap contract is marked-to-market daily based upon quotations from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

j. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection)

NOTES TO FINANCIAL STATEMENTS continued

and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

NOTES TO FINANCIAL STATEMENTS continued

k. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

l. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

m. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, premium amortization and partnership investments. During the year ended August 31, 2009, the following amounts were reclassified:

Overdistributed net investment income	$(1,286,023)
Accumulated net realized losses on investments	1,286,023

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the year

NOTES TO FINANCIAL STATEMENTS continued

ended August 31, 2009, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Crow Point Partners, LLC is also an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreements between EIMC and the Fund’s sub-advisors would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and interim sub-advisory agreements with each sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Tattersall Advisory Group, Inc., Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with each sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on January 8, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with each sub-advisor.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended August 31, 2009, EIMC contractually waived its advisory fee in the amount of $806,256 and reimbursed other expenses in the amount of $388,993.

NOTES TO FINANCIAL STATEMENTS continued

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended August 31, 2009, the administrative fee was equivalent to an annual rate of 0.07% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended August 31, 2008, the Fund paid brokerage commissions of $2,170 to broker-dealers affiliated with Wells Fargo.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the year ended August 31, 2009 and the year ended August 31, 2008, the Fund issued 170,961 and 243,614 common shares, respectively.

All of the Fund’s outstanding Preferred Shares had been redeemed on May 20, 2008 through secured debt financing from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”). The Facility is available to the Fund until April 30, 2011. The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued by the Facility to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 9.5%. The LIBOR rate until October 31, 2008 was LIBOR plus 4% and LIBOR plus 5.5% until December 29, 2008. During the year ended August 31, 2009, the Fund reduced its borrowings under the Facility from $80 million to $22 million. An effective interest rate of 2.07% was incurred on the borrowings, which was based on the rates of the commercial paper notes issued by the Facility. Interest expense of $683,895, representing 0.68% of the Fund’s average daily net assets, was incurred during the year ended August 31, 2009. The Fund has pledged its assets to secure borrowings under the Facility. The Fund currently pays, on a monthly basis, a liquidity fee at an annual rate of 2.75% of the total commitment amount and a program fee at an annual rate of 2.75% on the daily average outstanding principal amount of borrowings. The Fund had paid a liquidity fee at an annual rate of 0.50% until October 31, 2008 and at an annual rate of 1.25% until December 29, 2008. In addition, the Fund had paid a program fee at an annual rate of 0.75% until October 31, 2008 and at an annual rate of 1.25% until December 29, 2008. A structuring fee of $800,000 was paid by EIMC on behalf of the Fund, which represents 1.00% of the financing available to the Fund under the Facility. This fee is

NOTES TO FINANCIAL STATEMENTS continued

being amortized over three years. During the year ended August 31, 2009, the Fund recognized amortization expense of $265,934. The Fund will reimburse EIMC over the three year period.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $172,490,127 and $229,346,617, respectively, for the year ended August 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$66,296,855	$0	$0	$66,296,855
Preferred stocks	12,518,348	2,018,341	0	14,536,689
Closed end mutual fund shares	186,868	0	0	186,868
Warrants	0	0	45,615	45,615
Corporate debt securities	0	34,358,954	0	34,358,954
Short-term investments	5,589,185	0	0	5,589,185

	$84,591,256	$36,377,295	$45,615	$121,014,166

Further details on the major security types listed above can be found in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS continued

As of August 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Other financial instruments*	$0	$(29,752)	$0	$(29,752)

*	Other financial instruments include swap contracts.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Warrants

Balance as of September 1, 2008	$0
Realized gains or losses	0
Change in unrealized gains or losses	0
Net purchases (sales)	0
Transfers in and/or out of Level 3	45,615

Balance as of August 31, 2009	$45,615

Change in unrealized gains or losses included in earnings relating to securities still held at August 31, 2009	$0

As of August 31, 2009, the Fund had unfunded loan commitments of $111,597.

During the year ended August 31, 2009, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $607,894 with a weighted average interest rate of 2.77% and paid interest of $16,861, representing 0.02% of the Fund’s average daily net assets. The maximum amount outstanding under reverse repurchase agreements during the year ended August 31, 2009 was $6,526,548 (including accrued interest).

During the year ended August 31, 2009, the Fund loaned securities to certain brokers and earned $4,876, net of $1,431 paid to Wachovia Global Securities Lending as the securities lending agent.

On August 31, 2009, the aggregate cost of securities for federal income tax purposes was $120,713,686. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,482,966 and $6,182,486, respectively, with a net unrealized appreciation of $300,480.

As of August 31, 2009, the Fund had $23,532,301 in capital loss carryovers for federal income tax purposes with $701,198 expiring in 2016 and $22,831,103 expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of August

NOTES TO FINANCIAL STATEMENTS continued

31, 2009, the Fund incurred and will elect to defer post-October capital losses and currency losses of $27,042,088 and $609,133, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2009, the Fund had written option activities as follows:

	Number of Contracts	Premiums Received

Options outstanding at August 31, 2008	1,825	$199,107
Options written	2,400	518,123
Options expired	(1,025)	(97,381)
Options closed	(2,200)	(341,679)
Options exercised	(1,000)	(278,170)

Options outstanding at August 31, 2009	0	$0

As of August 31, 2009, the Fund did not have any open written options but had average premiums received in the amount of $25,368 during the year ended August 31, 2009.

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. At August 31, 2009, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

			Rating of		Fixed	Frequency		Upfront
		Reference	Reference		Payments	of		Premiums	Unrealized
		Debt	Debt	Notional	Made by	Payments	Market	Paid/	Gain
Expiration	Counterparty	Obligation	Obligation*	Amount	the Fund	Made	Value	(Received)	(Loss)

06/20/2014	Goldman	Motorola,	BB+	$125,000	1.00%	Quarterly	$4,291	$11,767	$(7,476)
	Sachs	6.50%,
		09/01/2025 #
06/20/2014	JP Morgan **	Motorola,	BB+	65,000	1.00%	Quarterly	2,231	4,172	(1,941)
		6.50%,
		09/01/2025 #
06/20/2014	UBS	Expedia,	BB	160,000	5.00%	Quarterly	(25,034)	(4,699)	(20,335)
		7.46%,
		08/15/2018 #

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

#	The Fund entered into the swap contract for speculative purposes.
**	As of August 31, 2009, the net asset trigger level for early termination with the counterparty was reached.

The Fund had an average notional balance on credit default swaps of $1,423,921 during the year ended August 31, 2009.

Certain of the Fund’s derivative transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collaterization of the derivative transaction in net liability

NOTES TO FINANCIAL STATEMENTS continued

positions. On August 31, 2009, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability positions amounted to $25,034.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009 was as follows:

	Amount of Realized Gain or Loss on Derivatives

Derivatives not accounted for as hedging	Written	Credit
instruments	Options	Default Swaps	Total

Equity contracts	$423,003	$0	$423,003
Credit contracts	0	(49,494)	(49,494)

	$423,003	$(49,494)	$373,509

	Change in Unrealized Gains or Losses on Derivatives

Derivatives not accounted for as hedging	Written	Credit
instruments	Options	Default Swaps	Total

Equity contracts	$34,831	$0	$34,831
Credit contracts	0	(32,234)	(32,234)

	$34,831	$(32,234)	$2,597

7. DISTRIBUTIONS TO SHAREHOLDERS

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
	and	Temporary
Unrealized	Post-October	Book/Tax
Appreciation	Losses	Differences

$382,758	$51,183,522	$(1,077,327)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended August 31,

	2009	2008

Ordinary Income	$8,968,630	$27,286,562
Long-term Capital Gain	0	15,510,145
Return of Capital	7,286,854	0

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund that is not heavily weighted in any industry.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages

NOTES TO FINANCIAL STATEMENTS continued

transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration	Record	Payable	Net Investment
Date	Date	Date	Income

August 21, 2009	September 16, 2009	October 1, 2009	$0.11
September 24, 2009	October 14, 2009	November 2, 2009	$0.11
October 16, 2009	November 16, 2009	December 1, 2009	$0.11

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Utilities and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Utilities and High Income Fund as of August 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Utilities and High Income Fund as of August 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 23, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 26.31% of ordinary income dividends paid during the fiscal year ended August 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended August 31, 2009, the Fund designates 49.87% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

The Fund paid total distributions of $16,255,484 during the year ended August 31, 2009 of which 55.17% was from ordinary taxable income and 44.83% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2010 a Form 1099-DIV that will inform them of the tax character of their distributions as made by the Fund in calendar year 2009.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipating the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc.(real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

571535 rv6 10/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended August 31, 2009 and August 31, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$60,400	$47,798
Audit-related fees	$0	$0
Tax fees (1)	$0	$727
Non-audit fees (2)	$570,000	$912,374
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Russell A. Salton, III, Charles A. Austin III and the Chair of the Committee, Patricia B. Norris, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen’s Investment Policy Committee. The Committee is responsible for approving Evergreen’s proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
•	Serving as liaison between the chairman and the independent directors,
•	Approving information sent to the board,
•	Approving meeting agendas for the board,
•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
•	Having the authority to call meetings of the independent directors,
•	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or
•	Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Andrew Cestone is the Head of Global High Yield and Senior Portfolio Manager for Tattersall Advisory Group’s Global High Yield Team. He has been with Tattersall Advisory Group since 2007. Previously, he served as the Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management Group from 1998 to 2006.

Timothy P. O’Brien, CFA is a co-founder and principal at Crow Point Partners, LLC. Prior to founding Crow Point, he was a Senior Portfolio Manager and Managing Director at EIMC.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended August 31, 2009.

Portfolio Manager		(Assets in thousands)

Andrew Cestone	Assets of registered investment companies managed
	Evergreen High Income Bond Fund	$501,951
	Evergreen Income Advantaged Fund	$827,997
	Evergreen VA High Income Fund	$27,631
	Evergreen Core Plus Bond[1]	$168,845
	Evergreen Multi Sector Income Fund[1]	$855,175
	Evergreen Utilities & High Income Fund[1]	$125,692
	TOTAL	$2,507,293
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	1
	Assets of other pooled investment vehicles managed	$4,319
	Number of those subject to performance fee	0
	Number of separate accounts managed	3
	Assets of separate accounts managed	$190,989
	Number of those subject to performance fee	0

[1] Mr. Cestone is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen Utilities & High Income Fund. As of August 31, 2009, he was responsible for approximately $432.1 million of the $1,149.7 million in assets in these funds.

Tim O’Brien	Assets of registered investment companies managed
	Evergreen Global Dividend Opportunity Fund	$521,597
	Evergreen Utilities & High Income Fund[1]	$125,692
	Evergreen Utility and Telecommunication Fund	$429,939
	TOTAL	$1,077,229
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	0
	Number of those subject to performance fee	0
	Number of separate accounts managed	0
	Assets of separate accounts managed	0
	Number of those subject to performance fee	0

[1] Mr. O’Brien is not fully responsible for the management of the entire portfolios of Evergreen Utilities & High Income Fund. As of August 31, 2009, he was responsible for approximately $65.3 million of the $125.7 million in assets in this fund.

CONFLICTS OF INTEREST

EIMC, TAG. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Neither EIMC or TAG receives a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and TAG have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Crow Point. Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by EIMC. In addition, side-by-side trading rules have been agreed between EIMC and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Evergreen funds are treated equitably by Crow Point with respect to investments, trading and allocations.

COMPENSATION

The compensation structure for EIMC’s portfolio managers includes a competitive fixed base salary plus variable incentives (EIMC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of eac h Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

FUND HOLDINGS

The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended October 31, 2008. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wells Fargo 401(k) plan, plus (iii) the portfolio manager’s Wells Fargo deferred compensation plan exposure to Evergreen funds.

Evergreen Utilities and High Income Fund
Andrew Cestone	$1-$10,000
Timothy O’Brien	$10,001-$50,000

Evergreen Family of Funds
Andrew Cestone	$500,001-$1,000,000
Timothy O’Brien	$10,001-$50,000

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Utilities and High Income Fund
By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: October 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: October 26, 2009

By:	/s/ Jeremy DePalma

Jeremy DePalma Principal Financial Officer

Date: October 26, 2009